UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant ☒

Filed by Party other than Registrant ☐

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement	☐	Definitive Additional Materials

☐ Soliciting Materials Pursuant to §240.14a-12

PARAMOUNT GOLD AND SILVER CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PARAMOUNT GOLD AND SILVER CORP.
665 Anderson Street
Winnemucca, Nevada 89445
(775)625-3600

Notice of Annual Meeting of Stockholders
December 2, 2011

To the stockholders of Paramount Gold and Silver Corp.:

 The annual  meeting (the “Meeting”) of Stockholders of Paramount Gold and Silver Corp., a Delaware corporation (“Paramount”, “Company”, “we”,  or “our”), will be held on December 2, 2011, at 11 a.m., local time, at the Sheraton Hotel located at 1140 Seabreeze Blvd., Fort Lauderdale, FL 33316, to consider and vote on the proposals listed below and to transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting:

1.  Election of Directors.    To elect the following seven members of the Board of Directors of Paramount (the “Board”) to serve until the 2012 annual meeting of stockholders or until their successors are elected and qualified or their earlier death, resignation or removal: Christopher Crupi, Michel Yvan Stinglhamber, John Carden, Robert Dinning, Christopher Reynolds, Eliseo Gonzalez-Urien and Shawn Kennedy;

2.  Ratification of Independent Auditors.    To ratify the appointment of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2012; and

3.  Ratification of Stock Incentive and Equity Compensation Plan.  To ratify the 2011/2012 Stock Incentive and Equity Compensation Plan;

4.  “Say on Pay”.  To consider and approve on an advisory basis (non-binding vote) the compensation of our named executive officers as described in the Compensation Discussion & Analysis, tabular disclosure and accompanying narrative disclosure set forth in our 2011 proxy statement;

5.  Frequency of Executive Compensation Votes.  To consider and recommend (non-binding vote) the frequency with which shareholders of our Company shall be entitled to vote on the compensation of our named executive officers; and

6.  Other Business.    To consider and act upon such other business and matters or proposals as may properly come before the Meeting or any adjournments or postponements thereof.

Only stockholders of record as of the close of business on October 3, 2011 are entitled to receive notice of, to attend, and to vote at, the Meeting.  Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

Paramount is pleased, pursuant to the rules of the Securities and Exchange Commission (the “SEC”), to furnish proxy materials over the internet to our shareholders.  We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Meeting.

Your vote is very important.    Please read the proxy statement and the instructions on the enclosed proxy card and then, whether or not you expect to attend the Meeting in person, and no matter how many shares you own, please vote your shares as promptly as possible in accordance with the instructions on the enclosed proxy card. Submitting a proxy now will help assure a quorum and avoid added proxy solicitation costs. It will not prevent you from voting in person at the Meeting.

By order of the Board of Directors,

Christopher Crupi, CEO
October 17, 2011

Neither the U.S. Securities and Exchange Commission nor any state, provincial or territorial securities regulatory agency or authority has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

PARAMOUNT GOLD AND SILVER CORP.
665 Anderson Street
Winnemucca, Nevada 89445
(775) 625-3600

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
December 2, 2011

This proxy statement and the accompanying form of proxy are being furnished to stockholders of Paramount Gold and Silver Corp., a Delaware corporation (“Paramount”) in connection with the solicitation of proxies by the Board of Directors of Paramount (the “Board”) for use at the annual meeting (the “Meeting”) of our stockholders to be held on December 2, 2011, at11 a.m., local time, at the Sheraton Hotel located at 1140 Seabreeze Blvd., Fort Lauderdale, FL 33316.
At the Meeting, Paramount’s stockholders are being asked to consider and vote on:

1.	a proposal to elect director nominees to the Board (Proposal No. 1);

2.
a proposal to ratify the appointment of MNP LLP (formerly known as Myers Norris Penny LLP) as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2012 (Proposal No.2);

3.	ratification of the 2011/2012 Stock Incentive and Equity Compensation Plan (Proposal No. 3);

4.	to approve, by non-binding vote, executive compensation (Proposal No. 4); and

5.	to recommend, by non-binding vote, the frequency of executive compensation votes (Proposal No.5).

Paramount does not expect a vote to be taken on any other matters at the Meeting. If any other matters are properly presented at the Meeting for consideration, the holders of the proxies, if properly authorized, will have discretion to vote on any additional matters in accordance with their best judgment.

The Board of Directors unanimously recommends that Paramount stockholders vote “FOR” each of the first  four proposals and recommends you vote 1 year on the frequency of executive compensation votes.

Pursuant to the rules of the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet.  As a result, we will mail, on or before October 18, 2011, a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners as close of business on October 3, 2011.  On the date of mailing of the Notice of Internet Availability of Proxy Materials, all record and beneficial owners will have the ability to access all of the proxy material on a website referred to and at the URL address included in the Notice of Internet Availability of Proxy Materials.

The Notice of Internet Availability of Proxy Materials will also identify the date, the time and location of the annual meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where shareholders can request a paper or e-mail copy of the proxy statement, our annual report and a form of proxy relating to the annual meeting; information on how to access and vote the form of proxy; and information on the location of the meeting to attend and vote in person.  These proxy material will be available free of charge.

Brokers and other nominees who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are not permitted to vote on such proposals.  The absence of votes from brokers is referred to as broker non-votes.  Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Approval of the various proposals to be voted upon at the Meeting may require different votes:

•
The seven directors identified in Proposal No. 1 will be elected upon a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors;

•	The following proposals presented will be approved if they receive the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting:

•	Proposal No. 2 relating to ratification of the appointment of Paramount’s independent registered public accounting firm;

•	Proposal No. 3 relating to the ratification of the 2011/2012 Stock Incentive and Equity Compensation Plan; and

•	Proposal No. 4 relating to the advisory vote on the compensation of our named executive officers (“say-on-pay”);

The above three resolutions, abstentions and broker non-votes will be counted as votes against the proposals;

•
Proposal No. 5 relating to the frequency of executive compensation vote,  generally, the affirmative vote of the holders of a majority of the votes cast is required to approve matters presented to the stockholders. However, because the vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. Abstentions and broker non-votes will have no effect on this resolution.

Important Note

In deciding how to vote on the matters described in this proxy statement, you should rely only on the information contained in this proxy statement and the Exhibits attached hereto.  Paramount has not authorized any person to provide you with any information that is different from what is contained in this proxy statement.

The information contained in this proxy statement speaks only as of the date on which this proxy statement was filed unless the information specifically indicates that another date applies.  This proxy statement is dated October 17, 2011 and Notice is first being mailed to Paramount stockholders on or about October 19, 2011.

If you have any questions about the matters described in this proxy statement, you may contact Paramount Gold and Silver Corp., 665 Anderson Street, Winnemucca, Nevada, 89445, Attn: Christopher Crupi.

Record Date and Voting Information

Only holders of record of Paramount common stock at the close of business on October 3, 2011 are entitled to notice of, and to vote at, the Meeting. At the close of business on October 3, 2011, 136,787,012 shares of Paramount common stock were outstanding and entitled to vote. A list of Paramount’s stockholders will be available for review at Paramount’s offices during regular business hours after the date of this proxy statement and through the date of the Meeting. Each holder of record of Paramount common stock on the record date will be entitled to one vote for each share held.   The presence, in person or by proxy, of the holders of one-third of the voting power of the common stock of Paramount entitled to vote at the Meeting shall constitute a quorum for the transaction of business.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name. Brokers who hold shares in “street name” for clients do not have authority to vote on any matters unless the broker  receives instructions from beneficial owners. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Proxies received at any time before the Meeting and not revoked or superseded before being voted will be voted at the Meeting. If the proxy specifies how it should be voted, it will be voted in accordance with such specification. If no specification is indicated, the proxy will be voted “FOR”  the  approval of election of the directors, “FOR” the ratification of  MNP LLP as the independent registered public accounting firm, “FOR” the ratification of the 2011/2012 Stock Incentive and Equity Compensation Plan, “FOR” the approval of compensation of our named executive officers as disclosed in this proxy statement, to hold the advisory vote on the compensation of our named executive officers every year and in the discretion of the persons named in the proxy with respect to any other business that may properly come before the Meeting or any adjournment of the Meeting. You may also vote in person by ballot at the Meeting.

Revocation of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke and change it anytime before it is voted.   You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•
You may notify us in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Meeting, that you are revoking your proxy.

•	You may vote in person at the Meeting.

If your Paramount shares are held in the name of a bank, broker, trustee or other holder of record, including the trustee or other fiduciary of an employee benefit plan, you must contact your bank or broker and obtain a “legal” proxy, executed in your favor from the holder of record to be able to vote in person at the Meeting.

Expenses of Proxy Solicitation

Paramount will pay the costs of soliciting proxies for the Meeting. Officers, directors and employees of Paramount may solicit proxies by telephone, mail, the Internet or in person. However, they will not be paid for soliciting proxies. Paramount will also request that individuals and entities holding shares in their names, or in the names of their nominees, that are beneficially owned by others, send proxy materials to and obtain proxies from, those beneficial owners, and will reimburse those holders for their reasonable expenses in performing those services. To the extent necessary, Paramount intends to use a third party proxy solicitor to assist it in the solicitation of proxies, using the means referred to above.

Adjournments

Although it is not expected, the Meeting may be adjourned for any reason by either the Chairman of the Meeting or the holders of a majority of the voting power of the stock present, in person or by proxy, and entitled to vote at the Meeting. Notice of an adjourned meeting need not be given if the time and place, if any, or the means of remote communications to be used rather than holding the meeting at any place are announced at the meeting so adjourned. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Such notice will be mailed to you or transmitted electronically to you and will be provided not less than 10 days or more than 60 days before the date of the adjourned meeting and will set forth the purpose of the meeting.

OTHER MATTERS

The Board is not aware of any business to be brought before the Meeting other than that described in this proxy statement.

FREQUENTLY ASKED QUESTIONS ABOUT THE MEETING

The following questions and answers are for your convenience only, and briefly address some commonly asked questions about the Proposals and the Meeting. You should still carefully read this entire proxy statement, including the attached Exhibit A.

Why am I receiving these materials?

You are receiving these materials because, as of October 3, 2011, the Record Date for the Meeting, you owned shares of Paramount common stock.  Paramount has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail, in connection with the Company’s Board of Directors’ solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Friday December 2, 2011 at 11:00 a.m.   These proxy materials give you information to determine how to vote in connection with the Meeting.

What proposals will be voted on at the Annual Meeting?

Shareholders will vote on five proposals at the Annual Meeting:

•	The election to the Board of the seven nominees named in this Proxy Statement (Proposal No. 1);

•	Ratification of appointment of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2012 (Proposal No. 2);

•	Ratification of the 2011/2012 Stock Incentive and Equity Compensation Plan (Proposal No. 3);

•	Approval, by non-binding vote, an advisory vote on executive compensation (Proposal No. 4); and

•	Recommend, by non-binding vote, an advisory vote on the frequency of the advisory vote on executive compensation (Proposal No. 5).

What are the Board of Directors’ voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to the Board (Proposal No. 1);

•	“FOR” ratification of appointment of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2012 (Proposal No. 2);

•	“FOR” ratification of the 2011/2012 Stock Incentive and Equity Compensation Plan (Proposal No. 3);

•	“FOR” the proposal regarding an advisory vote on executive compensation (Proposal No. 4); and

•	“EVERY YEAR” for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (Proposal No. 5).

Where is Paramount’s head office and main telephone number?

Our head office is located at  665 Anderson Street, Winnemucca, Nevada, 89445. Our telephone number is (775) 625-3600.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy material instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to expedite the stockholders’ receipt of proxy material, help lower the cost of the annual meeting and reduce the environmental impact of its annual meetings.

However, if a stockholder would prefer to receive printed proxy materials, the stockholder may follow the instructions included in the Notice of Internet Availability.

How can I get electronic access to the proxy material?

The Notice will provide you with instructions regarding how to access the proxy materials for the Annual Meeting on the Internet.  Also, the Notice will indicate how to instruct Paramount to send future proxy materials to you by email.  Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. The Annual Report and the Form 10-K accompany the proxy materials but are not considered part of the proxy soliciting materials.

You can also access proxy materials on the Company’s website at www.paramountgold.com/investor.

Who is entitled to vote at the Annual Meeting?

Each share of the Company’s common stock has one vote on each matter.  Only shareholders of record as of the close of business on October 3, 2011 (the “Record Date”) are entitled to receive notice of, to attend and to vote at the Annual Meeting.  As of the Record Date, there were 136,787,012 shares of Paramount’s common stock issued and outstanding.

How do I vote my shares if I am a shareholder of record?

There are four ways to vote:

•	In person. If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the Ballot. We strongly encourage voting via the internet by visiting www.proxyvote.com.

•	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll free number found on the ballot.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

How do I vote my shares if I am a beneficial owner of shares held in street name?

There are four ways to vote:

•
In person.  If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual meeting, you must obtain a legal proxy from the organization that holds your shares.  Please contact that organization for instructions regarding obtaining a legal proxy.

•	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the ballot.

•	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll free number found on the ballot.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

What is the quorum requirement for the Annual Meeting?

One-third of the votes entitled to be cast on the matter by voting group, represented in person or by proxy constitutes a quorum of that voting group for the action on the matter.  Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

•	Are present and vote in person at the Annual Meeting; or
•	Have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

How are votes counted?

Votes will be counted by the inspector of election appointed at the Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not receive instructions with respect to the proposals from the beneficial owner.

What happens if I do not give specific voting instructions?

If you are a Shareholder of Record and you either indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and  the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Brokers and other nominees who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are not permitted to vote on these proposals. The absence of votes from brokers is referred to as broker non-votes.  Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Can I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•
You may notify Paramount in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at its corporate offices before the Meeting, that you are revoking your proxy.

•	You may vote in person at the Meeting.

What happens if I do not vote?

The presence, in person or by proxy, of one-third of the votes entitled to be cast on the matter by a voting group is necessary to constitute a quorum at the Meeting. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not receive voting instructions on any proposal are not permitted to vote.   They are counted as present for the purposes of determining the existence of a quorum at the Meeting.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote in person at the Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name.  Absent specific instructions from the beneficial owners of the shares, brokers who hold shares in “street name” for clients no longer have the authority to vote on proposals when they have not received instructions from beneficial owners. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting.

Who bears the cost of soliciting proxies?

Paramount will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. Paramount estimates that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $15,000 plus out-of-pocket expenses

In addition to soliciting proxies by mail, certain of the Company’s directors, officers, and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on the Company’s behalf.

Where can I find more information about Paramount?

Paramount filed its 2011 annual report on Form 10-K with the SEC on September 12, 2011.  That report, together with other corporate filings is available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: Christopher Crupi, Paramount Gold and Silver Corp.  665 Anderson Street, Winnemucca, Nevada, 89445.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that Paramount file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Paramount, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, Paramount’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Paramount’s filings with the applicable Canadian securities regulators are available on the System for Electronic Document Analysis and Retrieval (“SEDAR”), and may be viewed at the following website address: www.sedar.com.

OVERVIEW OF PROPOSALS

This Proxy Statement contains five proposals requiring shareholder action.  Proposal No. 1 requests the election of seven directors to the Board.  Proposal No. 2 requests the ratification of the appointment of MNP LLP as the Company’s independent registered public accounting firm for the year ended June 30, 2012.  Proposal No. 3 request the ratification of the 2011/2012 Stock Incentive and Equity Compensation Plan.  Proposal No. 4 requests an advisory vote on executive compensation.  Proposal No. 5 requests an advisory vote on the frequency of the vote on executive compensation.  Each of the proposals is discussed in more detail in pages that follow.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

At the Meeting, seven directors will be elected to serve a one year term or until the next annual stockholders meeting or until such director's successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Board has nominated Christopher Crupi, Christopher Reynolds, Michel Yvan Stinglhamber, John Carden, Robert Dinning,  Shawn Kennedy and Eliseo Gonzalez-Urien.   All nominees are currently members of the Board.

Rudi P. Fronk, a current Board member has voluntarily decided not to stand for re-election at the Meeting (See page 25 of this Proxy Statement – Matters Relating to Corporate Governance).

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Set forth below is certain information with respect to each director nominee.

•	Christopher Crupi

Mr. Crupi is a chartered accountant and has served as our CEO and director since April, 2005. Mr. Crupi founded the Company in March 2005 and oversees the administrative and operational activities of the Company. From 2000 to 2004, Mr. Crupi was a Vice President of PricewaterhouseCoopers LLP, an international accounting firm. Mr. Crupi received his Bachelor of Commerce degree from the University of Ottawa in 1992 and a Chartered Accountant designation in 1995.

•	Christopher Reynolds

Mr. Reynolds has over 20 years of mineral industry and public accounting experience and is currently the Vice President Finance and Chief Financial Officer of Seabridge Gold Inc., a TSX and AMEX listed corporation. He previously served as Vice President, Finance and Chief Financial Officer of Norsemont Mining Inc. and as Senior Vice President, CFO and Secretary of SouthernEra Diamonds Inc. He has held various finance and accounting positions at Southern Platinum Corp., TVX Gold Inc., Inmet Mining Corporation and Price Waterhouse, now PricewaterhouseCoopers. Mr. Reynolds also served as a director of Arizona Star Resource Corp. Mr. Reynolds became a Certified General Accountant in 1994 and received a B.A. (Economics) from McGill University in 1987.

•	Robert Dinning

Mr. Dinning joined Paramount as a director, in March 2008. Mr. Dinning is a Chartered Accountant, and life time member of the Alberta Institute of Chartered Accountants. Mr. Dinning has operated a consulting practice since 1977. He has an extensive background in corporate finance, operating and in the mining and high tech industries. Mr. Dinning has been an officer and director of various public and private companies for the past 35 years, including various companies in both the United States and Canada.   Mr. Dinning is currently a director or officer of 6 other public companies and currently serves as President and CEO of Meadow Bay Gold Corp and President and CEO of Simba Energy Inc, both companies being TSX Venture listings.

•	John Carden, Ph.D

Dr. Carden joined the Company as a director in September, 2006.  Dr. Carden has more than 30 years in experience in exploration management, teaching and research.  Since 2001 he has been a geologic consultant and a director of a number of junior resource companies each which were TSX Venture Exchange listed companies.  Dr. Carden worked for Exxon Minerals for many years and later was Director of U.S. Exploration from 1992 until 1998 for Echo Bay Mines.  He is a Licensed Professional Geologist in the State of Washington.  Dr. Carden received his B.Sc. and M.Sc. in geology From Kent State University in Ohio, and his doctorate in geology from the Geophysical Institute at the University of Alaska in 1978.

•	Michel Yvan Stinglhamber

Mr. Stinglhamber joined the Company as a director in May 2007. Mr. Stinglhamber has significant experience in the Mexican mining industry. For the past ten years Mr. Stinglhamber has been chairman of two very successful Mexican mining companies including Campania Minera Productos Metalicos y Derivados SA de CV which has an operating gold mine (La Testera) in partnership with Penoles and Minera Recami SA de CV, an exploration company in Sonora Mexico.  He currently represents Umicore Belgium in Mexico, a materials technology company, and serves as a director for Unimet SA de CV, a wholly owned subsidiary of Umicore Belgium which is active in the fields of precious metals exploration. Mr. Stinglhamber is also the Chairman of the Mining Group-Compania Minera Misiones SA de CV, a mining company located in Mexico.

Since 1991, Mr. Stinglhamber has been involved in a number of mining ventures in Mexico. He was the president of the Belgo Luxemburg Mexican Chamber of Commerce in 1987, and in 2002, was awarded the Belgian decoration of “Officer of the Crown”.  Mr. Stinglhamber has a degree in agriculture from Egerton Agricultural College in Kenya and a B.Sc. (Edaphology) from the University of Reading in England.

•	Eliseo Gonzalez-Urien

Mr. Gonzalez-Urien joined our Board in March 2009. He currently serves as a member of the board of directors of Seabridge Gold. He is an exploration geologist with over 30 years of experience in the mining industry. From 1989 through 2001 Mr. Gonzalez-Urien held various executive positions with Placer Dome Inc. including senior vice president of the parent company and president of Placer Dome Exploration Inc. During this period he was charged with responsibility for Placer Dome’s worldwide exploration activities. Prior to Placer Dome, Mr. Gonzalez-Urien held senior positions with BHP-Utah Inc. and Noranda. He holds a degree in geology from the University of Santiago, Chile, followed by post graduate studies in geology at the University of California, Berkley.

•	Shawn Kennedy

Mr. Kennedy has served as the president and director of X-Cal Resources, Ltd. since its  incorporation in 1981 as a private company under the name of X-Calibre Resources. In 1985 the company was listed on the Toronto Stock Exchange and the name changed to X-Cal. Mr. Kennedy’s first prospector's license was issued in British Columbia in 1974.

There is no material proceedings to which any director, officer or affiliate of Paramount, any owner of record or beneficially of more than five percent of any class of voting securities of Paramount, or any associate of any such director, officer, affiliate of Paramount, or security holder is a party adverse to Paramount or any of its subsidiaries or has a material interest adverse to Paramount or any of its subsidiaries.

During the past five years, no director, nominee for director or any executive officer of Paramount:

1.
Filed a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
Was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
Was  the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity; or

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Required Vote

Regarding the election of directors, if a quorum is present, a majority of the votes properly cast for election of directors is sufficient to elect directors. Votes to withhold authority are considered properly cast; broker non-votes are not treated as votes cast. As a result, banks and brokers will not be able to vote on the election of directors without instructions from the beneficial owners. We encourage all stockholders who hold shares through a bank, broker or other holder of record to provide voting instructions to such parties to ensure that their shares are voted at the Annual Meeting.

Board of Directors’ Recommendation

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTORS NAMED IN PROPOSAL NO. 1 — ELECTION OF DIRECTORS

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2012 and is submitting this selection for ratification by our stockholders at the Meeting. In the event that our stockholders do not ratify the selection of MNP LLP, the Board will consider making a change in auditors for the fiscal year ending June 30, 2012.  During this past year Meyers Norris Penny LLP changed its name to MNP LLP, which had been Paramount’s independent registered public accounting firm since 2005.

Fees Paid to Auditors

The following table set forts the fees accrued or paid to the Company’s independent registered public accounting firm for the years ended June 30, 2011 and June 30, 2010.

	2011	2010
Audit Fees (1)	$126,700	$77,000
Audit-Related Fees (2)	-	-
Tax Fees (3)	8,886	6,500
All Other Fees	-	-
Total	$135,586	$83,500

(1)
Audit fees relate to professional services rendered in connection with the audit of the Paramount’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Paramount’s Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.

(2)
Audit related fees comprise of fees for professional services that are reasonably related to the performance of the audit or review of Paramount’s financial statements not reported under the heading “Audit Fees”

(3)	Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning services.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, all audit (including audit-related) and non-audit services performed by MNP LLP, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by our independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter authorizes the Audit Committee to appoint a subcommittee of one or more members of the Audit Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies as to the particular service, provided that the Audit Committee is informed of each service pre-approved (no less frequently than at each meeting of the Audit Committee) and that no pre-approval shall be delegated to Paramount’s management except as permitted by applicable law and regulation. In considering whether to pre-approve any non-audit services, the Audit Committee (or its delegees) considers whether the provision of such services is compatible with maintaining the independence of our independent registered public accounting firm.

Required Vote

In order to become effective, the proposal to ratify the appointment of MNP LLP as Paramount’s independent registered public accounting firm for the year ending June 30, 2012 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote, assuming a quorum is present.

Recommendation of the Board

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MNP LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL NO. 3 - RATIFICATION OF THE 2011/2012 STOCK INCENTIVE AND EQUITY PLAN

Introduction

The Board of Paramount believes that the proposed 2011/2012 Stock Incentive and Equity Compensation Plan (the “Plan”) will be effective in attracting directors, executives and employees to the Company by providing incentives and rewards to those directors, executives, employees and consultants responsible for the Company’s continued growth. The Board further believes that incentive stock options and nonqualified stock options granted under the Plan would provide a form of incentive that aligns the economic interests of management, employees, consultants and those of our stockholders.

The Board desires a plan that gives it flexibility to determine what types of awards are beneficial to the Company, its employees, directors and stockholders as changes occur with respect to compensation trends, accounting treatment of awards, tax treatment of awards to the Company or its employees or directors, or its cash flow needs.

The Plan will provide the flexibility that the Board desires. In addition to incentive stock options and nonqualified stock options, the Plan will allow the Board or its compensation committee, as the administrator of the Plan, to award stock options restricted shares and stock appreciation rights to employees, directors and consultants. We may also issue registered shares if we register the Plan on Form S-8 with the SEC.

The Board of Directors of Paramount has unanimously approved the adoption of the Plan. A copy of the Plan is included herewith and marked Exhibit A.

Material Features of the Plan

The material features of the Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Exhibit A to this proxy statement.

Administration

The Plan will be administered by the Compensation Committee of the Board of Directors. The Committee will have the authority to determine, within the limits of the express provisions of the Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards or grants.

Types of Awards

Awards under the Plan may include restricted shares of common stock, registered shares of common stock, (if a registration statement has been filed) nonqualified stock options, incentive stock options (“ISOs”) and stock appreciation rights (“SARs”). Restricted Shares are shares of common stock issued to a recipient subject to such terms and conditions, including, without limitation, forfeiture and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance. A SAR is the right to receive cash, common stock or both based on the increase in the market value of the shares of common stock covered by such SAR from the initial date of the performance period for such SAR to the date of exercise. If the Committee elects to pay an amount to a participant in common stock, such common stock shall be valued at fair market value (as defined in the Plan) as the day of exercise of the SAR. We may only issue registered securities if the Company files a Registration Statement with the Securities and Exchange Commission.

The Committee may determine that all or a portion of an award may be deferred, that it may be vested at such times and upon such terms as the Committee may select, or that a recipient must be an employee or director at the time the award is paid or exercised. The Plan provides that ISOs may be granted to a recipient during a calendar year only if the aggregate fair market value (determined as of the time an ISO is granted) of common stock with respect to which ISOs are exercisable for the first time by such recipient during any calendar year under the Plan and any other “incentive stock option plans” maintained by the Company does not exceed $100,000.

Eligible Recipients of Awards

The Committee may grant awards to any of the Company’s employees, to a member of the Board of Directors and to our consultants.

Restrictions on Awards to Insiders

No Award under the Plan shall be granted if the aggregate number of shares of common stock (i) issued to insiders (as that term is defined in the Plan) of the Company within any one year period, or (ii) issuable to insiders at any time, under the Plan and any other security based compensation arrangement of the Company could exceed 10% of the Company’s shares of common stock issued and outstanding, on a non-diluted basis, at the time of the grant of the Award.

Term of Options

The term of each stock option shall be fixed by the Committee but no stock option shall be exercisable more than ten (10) years after the date the stock option is granted. If any stock options are set to expire during any black-out period which would prohibit the option holder from exercising the stock option during the black-out period, then in that event the option term shall be extended for an additional ten (10) days beyond the end of any black-out period to permit the holder to exercise the stock option.

Option Price

The option price per share of common stock purchasable under either an ISO or non-qualified stock option shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value (as defined in the Plan) of the share of common stock at the time of grant. Notwithstanding the foregoing, if an option is modified, extended or renewed and, thereby, deemed to be the issuance of a new option under the Internal Revenue Code, the exercise price of an option may continue to be the original exercise price even if less than the fair market value of the common stock at the time of such modification, extension or renewal.

Market Appreciation of Stock Appreciation Rights

The Plan provides for Tandem and Non-Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a stock option in exchange for an amount in cash or stock equal to the excess of (i) the fair market value (as that term is defined in the Plan), on the date such stock option (or such portion thereof) is surrendered, of the common stock covered by such stock option (or such portion thereof), over (ii) the aggregate exercise price of such stock option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the fair market value of a share of common stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a stock option.

Stock Award Pricing

The Committee shall determine the price, if any, to be paid by the recipient of an award of restricted stock or registered stock under the Plan.

Assignability

No award granted pursuant to the Plan is transferable or assignable by its recipient other than by will or the laws of descent and distribution.

Shares Subject to the Plan

An aggregate of 4,000,000 (4 million) shares of common stock is reserved for issuance under the Plan representing 2.9% of the Company’s issued and outstanding shares of common stock as of October 3, 2011. Shares of common stock to be delivered or purchased under the Plan may be either authorized but unissued common stock or treasury shares.

Anti-Dilution Protection

In the event of any changes in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the Plan or in the number of shares of common stock subject to an outstanding award.

Merger, Consolidation, Reorganization, Liquidation, Etc.

If after the date of the adoption of the Plan, the Company becomes a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors is authorized under the Plan to make such arrangements it deems advisable with respect to outstanding awards, which shall be binding upon the recipients of such awards, including, but not limited to, the substitution of new awards for any awards then outstanding, the assumption of any such awards, and the termination of or payment for such awards.

Market Value Restrictions

The amounts of certain awards are based on the fair market value of a share of common stock at a specified point in time. The exercise price per share of common stock under each nonqualified stock option or ISO granted under the Plan, which is paid to the Company at the time of the exercise, shall be determined by the Committee, but may not be less than the fair market value of such common stock on the date of grant of such option. “Fair market value” of a share of common stock as of a given date is defined by the Plan to be as of any given date: (i) if the Common Stock is listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the closing price of the Common Stock on the trading market for the Common Stock, as selected by the Committee, on the trading date preceding the given date, as reported by the exchange or Nasdaq, as the case may be, (ii) if the Common Stock is not listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations;

No Repricing

Except for adjustments made pursuant to the anti-dilution provisions of the Plan, or by reason of a merger, consolidation, major acquisition of property for stock, reorganization or liquidation, the exercise or purchase price under any outstanding award granted under the Plan may not be decreased after the date of grant, nor may any outstanding award granted under the Plan be surrendered to the Company as consideration for the grant of a new award with a lower exercise or purchase price in the absence of the approval of the holders of a majority of the shares of our common stock present in person or by proxy at a duly constituted meeting of our shareholders.

Termination of Employment

Generally, unless otherwise determined by the Committee at grant, if a Participant is terminated for cause, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination. Unless otherwise determined by the Committee at grant, any Stock Option held by a Participant:

(i)
on death or termination of employment or consultancy by reason of disability or retirement may be exercised, to the extent exercisable at the Participant’s death or termination, by the legal representative of the estate or Participant as the case may be, at any time within a period of one (1) year from the date of such death or termination;

(ii)
on termination of employment or consultancy by involuntary termination without cause or for good reason may be exercised, by the Participant at any time within a period of ninety (90) days from the date of such termination; or

(iii)
on termination of employment or consultancy by voluntary termination but without good reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for termination by the Company for cause, any Stock Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

Amendments to the Plan

The Board may at any time amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate the Plan entirely. Provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 of the 1934 Act or, if and to the extent required, under the applicable provisions of the Code, no amendment may be made which would, among other things: increase the aggregate number of Common Shares that may be issued under the Plan; change the classification of Participants eligible to receive Awards under the Plan; decrease the minimum option price of any Stock Option; extend the maximum option period; change any rights under the Plan with regard to non-employee directors; or require stockholder approval in order for the Plan to continue to comply with the applicable provisions.

Awards to be Granted Under the Plan

The exact types and amounts of any awards to be made by the Committee to any eligible employee or director pursuant to the Plan are not presently determinable. As a result of the discretionary nature of the Plan, it is not possible to state who the participants in such Plan will be, the number of options or other awards to be received by any person or group, or the benefits that would have been received by certain persons or groups under the Plan during the last fiscal year if the Plan had been in effect during the year.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the Plan are as described below. The following information is not a definitive explanation of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities. Tax consequences will also vary depending upon the jurisdiction where the recipient of the award may reside.

Restricted Shares

A recipient will not be taxed at the date of an award of Restricted Shares, provided that the Restricted Shares are subject to substantial risk of forfeiture, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such Shares to the recipient, elects under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the Restricted Shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company, unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the recipient as dividends and will not be deductible by the Company.

Incentive Stock Options

A recipient who is granted an ISO will not recognize any taxable income for federal income tax purposes on either the grant or the exercise of the ISO. If the recipient disposes of the shares purchased pursuant to the ISO more than two years after the date of grant and more than one year after the transfer of the shares to him (the required statutory “holding period”), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued.

If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, or (ii) the gain on the sale. The Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss. Generally, if an ISO is not exercised within three months following a participant’s termination of employment, the ISO will be treated as a nonqualified stock option.

Ordinarily, the excess of the fair market value of the shares on the date of exercise over the option price is an alternative minimum tax addition. A corresponding alternative minimum tax subtraction is allowed in the year in which the shares are disposed. See “Alternative Minimum Tax,” below.

Nonqualified Stock Options

The recipient of a nonqualified stock option under the Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

Stock Appreciation Rights

A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of an SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of our common stock from the date of grant of the SAR to the date of exercise) and (b) we will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Tandem Stock Appreciation Rights

Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Shares equal in value to the excess of the fair market value of one Common Share over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

Non-Tandem Stock Appreciation Rights

Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan (“Non-Tandem Stock Appreciation Rights”). The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Subject to such terms and conditions, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Shares equal in value to the excess of the fair market value of one Common Share on the date the right is exercised over the fair market value of one (1) Common Share on the date the right was awarded to the Participant.

Alternative Minimum Tax

In addition to the federal income tax consequences described above, a recipient may be subject to the alternative minimum tax (“AMT”), which is payable only to the extent it exceeds the recipient’s regular tax liability. The AMT is assessed on the recipient’s alternative minimum taxable income in excess of an exemption amount that varies by filing status. For purposes of computing the AMT, the alternative minimum taxable income is equal to taxable income (1) increased by tax preference items and (2) increased or reduced by certain AMT “adjustments.” Federal law currently provides for a minimum tax credit that may be applied against the recipient’s regular tax liability in years following a year in which the recipient is subject to AMT. The minimum tax credit is limited to the excess, if any, of the regular tax over the tentative AMT for the year. Any credit not used because of the limitation may be carried forward indefinitely.

Required Vote

Approval of proposal No. 3 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute a quorum.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PLAN IN SUBSTANTIALLY THE SAME FORM AS INCLUDED AS AN EXHIBIT TO THIS PROXY STATEMENT.

PROPOSAL NO. 4 – ADVISORY BOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act was enacted on July 21, 2010.  This federal statute enables our shareholders to vote to approve, on a non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC and commonly referred to as “Say-On-Pay.”

               This advisory stockholder vote gives you as a stockholder, the opportunity to advise us whether you approve of the Company’s executive compensation program and policies by voting on the following resolution:

The Company’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who are critical for the Company’s success in dynamic and competitive markets.  To accomplish this goal, compensation is designed to reward performance and align the interest of its executive team with those long-term interests of its shareholders.  The Company believes that its executive compensation program and its various components which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its shareholders.

The Compensation Discussion and Analysis contained in this Proxy Statement, beginning on page 27, describes the Company’s executive compensation program and the decisions made by the Compensation Committee in 2011 in more detail.

The Company believes the compensation program for the named executive officers is instrumental in helping the Company achieve a strong performance of its Common Stock.

We are asking our shareholders to indicate their support for our executive compensation program as described in this proxy statement.  This Say-On-Pay proposal gives our shareholders the opportunity to express their views on our fiscal year 2011 executive compensation.  The vote is not intended to address any specific item of compensation, but rather overall compensation of our named executive officers as disclosed pursuant to the SEC Compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables).

As an advisory vote, this proposal is not binding upon the Company.  However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Required Vote

Approval of Proposal No. 4 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute a quorum.  Broker non-votes will not be counted in evaluating the results of the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF EXECUTIVE COMPENSATION.

PROPOSAL NO. 5 –ADVISORY VOTE ON THE FREQUENCY OF EXECUTIVE COMPENSATION VOTE

The Dodd-Frank Wall Street Reform and Consumer Protection Act also enables shareholders the opportunity to cast a non binding advisory vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual shareholder meetings.

        This Proposal 5  affords Stockholders the opportunity to cast a non-binding, advisory vote on how often the Company should include the advisory vote on our Executive Compensation Program in proxy materials for future annual stockholder meetings (or special stockholder meetings for which the Company must include Executive Compensation information in the Proxy Statement for that meeting). Under this Proposal, Stockholders may vote to have the vote on our Executive Compensation Program every year, every two years, or every three years.

     The Board believes that holding an advisory vote on executive compensation every year is the most appropriate policy at this time and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. The Board understands that executive compensation decisions and disclosures are made annually and that an annual advisory vote on executive compensation would provide it with direct and immediate feedback from our stockholders. The Board further recognizes the value of receiving regular input from the Company’s stockholders on issues such as executive compensation. While the Board understands that some stockholders may believe that an executive compensation program that focuses on both long- and short-term interests of the Company and its stockholders cannot be effectively evaluated on an annual basis, the Board currently believes that it should receive advisory input annually from the Company’s stockholders.

        You may vote on the following resolution at the 2011 Annual Meeting of Stockholders on your preferred voting frequency by choosing the option of one year, two years, or three years, or abstaining from voting.

Required Vote

On this non-binding matter, a shareholder may vote to set the frequency to occur every year, every two years, or every three years, or the shareholder may vote to abstain. The choice among those four choices that receives the highest number of votes will be deemed the choice of the shareholders. Broker non-votes will not be counted in evaluating the results of the vote.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE ON PROPOSAL NO. 5 TO HOLD SAY-ON-PAY VOTES EVERY YEAR (AS OPPOSED TO EVERY TWO YEARS OR EVERY THREE YEARS).

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The directors believe that one of their primary responsibilities is to promote a culture of ethical behavior throughout Paramount by setting examples and by displaying a sustained commitment to instilling and maintaining deeply ingrained principles of honesty and decency. Consistent with these principles Paramount has, among other things, adopted:

•	written charters for our Audit Committee, Compensation Committee and Nominating Committee; and
•	a Code of Ethics for our officers, directors and employees.

The committee charters and Code of Ethics are available on Paramount’s website located at www.paramountgold.com. Copies of these documents are also available upon written request to Paramount’s Secretary. Paramount will post information regarding any amendment to, or waiver from, its Code of Ethics on its website.

The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board will adopt changes to policies and practices that are in the best interests of Paramount and as appropriate to comply with any new requirements of the Commission or any Exchange listing requirements.

During the year the Company established a Corporate Governance Committee comprising all the independent members of the Board of Directors.

Director Independence

As part of Paramount’s Corporate Governance Guidelines and in accordance with the NYSE Amex rules, the Board has established a policy requiring a majority of the members of the Board to be independent. The Board has determined that Dr. Carden and Messrs. Fronk , Gonzalez-Urien, Reynolds, Stinglhamber, Dinning and Kennedy satisfy any listing standards as well as Paramount’s independence standards.

Communications with the Board

Stockholders and other interested parties may communicate with the Board or specific directors by mail addressed to: Board of Directors, c/o Paramount Gold and Silver Corp., 665 Anderson Street, Winnemucca, Nevada, 89445. Attn: Robert Dinning. If you wish to communicate with a specific director, the communication should be sent to the indicated address with the name of the director appearing on the front cover of your communication.

Audit Committee

The Audit Committee currently consists of Christopher Reynolds, Dr. John Carden and Robert Dinning, with Mr. Reynolds serving as chairman.  The Board has determined that each member of the Audit Committee is independent under NYSE Amex rules and Rule 10A-3 under the Exchange Act.  Each member of the audit committee is financially literate and experienced in financial matters and has not participated in the preparation of Paramount’s financial statements at any time during the past three years. The Board has also determined that both Mr. Dinning and Mr. Reynolds are “audit committee financial experts” within the meaning of applicable SEC regulations.

The Audit Committee assists the Board in its oversight of Paramount’s financial reporting, focusing on the integrity of Paramount’s financial statements, Paramount’s compliance with legal and regulatory requirements, the qualifications and independence of Paramount’s independent auditor and the performance of Paramount’s internal audit function and independent auditor. The Audit Committee’s primary responsibilities include:

•	acting as the direct contact with Paramount’s independent auditor, who is ultimately accountable to the Audit Committee and the Board;

•	appointing the independent auditor, setting the terms of compensation and retention for the independent auditor and overseeing the work of the independent auditor;

•	pre-approving all audit and non-audit services provided to Paramount by the independent auditor, except for items exempt from pre-approval requirements under applicable law; and

•	acting in respect of all other matters as to which Audit Committee action is required by law or applicable listing standards.

The Audit Committee’s responsibilities and key practices are more fully described in its written charter.  In accordance with the NYSE Amex rules, the Audit Committee reviews and reassesses the adequacy of its written charter on an annual basis.

Following is a report of our Audit Committee for the fiscal year ended June 30, 2011.

AUDIT COMMITTEE REPORT

The Audit Committee is currently composed of three directors who are neither officers nor employees of Paramount. All members of the Committee are independent for purposes of Audit Committee service.

In connection with its review of the audited financial statements appearing in Paramount’s annual report on Form 10-K for the fiscal year ended June 30, 2011, the Audit Committee:

•	discussed the audited financial statements with Paramount’s management and Paramount’s independent auditors, MNP LLP;

•
discussed with Paramount’s independent registered public accounting firm those matters required to be discussed under Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•
received and reviewed the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with our independent auditors their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Paramount’s annual report on Form 10-K for the fiscal year ended June 30, 2011, as filed with the SEC on September 12, 2011.

The Audit Committee has selected and engaged MNP LLP as our independent auditor to audit and report to Paramount’s stockholders on Paramount’s financial statements for the fiscal year ending June 30, 2012.

The Audit Committee met 5 times during the fiscal year ended June 30, 2011.

This report is submitted by the members of the Audit Committee.

Members of the Audit Committee
Christopher Reynolds (Chairman)
Robert Dinning
John Carden

COMPENSATION COMMITTEE

The Compensation Committee currently consists of Messrs. Dinning, Stinglhamber, Gonzalez-Urien and Fronk, with Mr. Fronk serving as chairman. The Compensation Committee met once during the fiscal year ended June 30, 2011.

The Compensation Committee assists the Board in overseeing executive compensation and administers Paramount’s executive bonus and equity compensation plan. The Compensation Committee’s primary responsibilities include:

•	evaluating the performance of and establishing compensation for Paramount’s Chief Executive Officer;

•	establishing compensation levels for Paramount’s directors and executive officers and reviewing executive compensation matters generally;

•	making recommendations to the Board with respect to approval and adoption of all cash and equity-based incentive plans; and

•	approving awards of options, restricted shares, restricted share units and other equity rights to executive officers.

The Compensation Committee’s responsibilities include recommending to the Board a compensation package for the Company’s chief executive officer.  The Compensation Committee’s further responsibilities are discussed more fully in its charter.

NOMINATING COMMITTEE

The Nominating Committee currently consists of Messrs. Stinglhamber, Fronk and Gonzalez-Urien, with Mr. Stinglhamber serving as chairman.   All members of the Nominating Committee are independent directors.

During the fiscal year ended June 30, 2011, the Nominating Committee met once.

The Nominating Committee assists the Board in carrying out its oversight responsibilities relating to the composition of the Board. The Nominating Committee’s primary responsibilities include considering and making recommendations to the Board with respect to nominees for election to the Board consistent with criteria approved by the Board or the Nominating  Committee, including director candidates submitted by Paramount’s stockholders.

The Nominating Committee’s responsibilities and key practices are more fully described in its charter.

Director Nominees

The Nominating Committee utilizes a variety of methods for identifying and evaluating director nominees. The Committee may consider candidates recommended by Paramount’s directors, members of management, professional search firms or stockholders. These candidates may be considered at any point during the year.  The members of the Nominating Committee evaluate potential nominees, whether proposed by stockholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then chosen by a majority of the members of the Nominating Committee to be recommended for nomination by the full Board. The full Board then selects and nominates candidates for election as directors by the stockholders at the annual meeting.

To date, our Nominating Committee has not paid a fee to any third party to identify or evaluate prospective nominees.

Qualifications

In evaluating nominees for election as a director, the Nominating Committee considers a number of factors, including the following:

•	personal and professional qualities, characteristics, attributes, accomplishments and reputation in the business community and otherwise;

•	reputation in a particular field or area of expertise;

•	current knowledge and contacts in the markets in which Paramount does business and in Paramount’s industry and other industries relevant to Paramount’s business;

•	the ability and willingness to participate fully in board activities, including attendance at, and active participation in, meetings of the Board and its committees;

•
the skills and personality of the nominee and how the Nominating Committee perceives the nominee will fit with the existing directors and other nominees in maintaining a Board that is collegial and responsive to the needs of Paramount and its stockholders;

•	the willingness to represent the best interests of all of Paramount’s stockholders and not just one particular constituency; and

•	diversity of viewpoints, background and experience, compared to those of existing directors and other nominees.

MATTERS RELATING TO CORPORATE GOVERNANCE

The Board and its Committees

Our Board currently consists of eight directors. They are: Christopher Crupi, Dr. John Carden, Michel Yvan Stinglhamber, Robert Dinning, Rudi P. Fronk, Eliseo Gonzalez-Urien, Christopher Reynolds and Shawn Kennedy.  The rules of the NYSE Amex require that a majority of our directors be independent directors.  The Board has determined that Dr. Carden and Messrs. Dinning, Stinglhamber, Fronk, Eliseo Gonzalez-Urien, Reynolds and Kennedy are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and National Instrument 58-101 of the Canadian Securities Administrators (“CSA”) and pursuant to the “independent director” definition in Section 803A of the NYSE Amex rules.  Mr. Reynolds and Mr. Dinning are considered “financial experts”.

During our last fiscal year, our Board met a total of 9 times.   Each of our directors attended no less than 75% of our director meetings and no less than 75% of any committee meetings on which they serve.  Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend and historically more than a majority have done so either in person or made themselves available telephonically.

The Board has four standing committees: an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee. A minimum of three directors serve on each committee. Current membership on the various committees is as follows:

•	Audit Committee: Christopher Reynolds (chairman), Robert Dinning and John Carden

•	Compensation Committee: Rudi Fronk (chairman), Michel Stinglhamber, Robert Dinning and Eliseo Gonzalez-Urien

•	Corporate Governance Committee: Rudi Fronk (chairman), John Carden, Robert Dinning, Shawn Kennedy, Christopher Reynolds, Michel Yvan Stnglhamber and Eliseo Gonzalez-Urien

•	Nominating Committee: Michel Yvan Stinglhamber (chairman), Rudi Fronk and Eliseo Gonzalez-Urien

The committees generally meet throughout the year to review matters within each committee’s jurisdiction as more fully set forth below.  Our Audit Committee met a total of five times during the last fiscal year.  Our Nominating Committee met once during the last fiscal year and once subsequent to year end.  Our Compensation Committee met once during the last fiscal year and once subsequent to year end.

Copies of the charters of each of these committees are available on Paramount’s website located at www.paramountgold.com.

The Audit Committee oversees the accounting and financial reporting processes of Paramount and audits of the financial statements of Paramount. The Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm that examines our financial statements.

The primary purpose of the Compensation Committee is to review, on an annual basis or more frequently as it deems appropriate, the performance of our executive officers, to review the amount and form of compensation payable to our executive officers and to report to the Board on an annual basis, making recommendations regarding compensation of our executive officers. In addition, the Compensation Committee administers our equity compensation plans.

The primary purpose of the Nominating Committee is to identify and recommend individuals qualified for nomination to serve on our Board. Some of the criteria which we deem important to the nomination process include: work experience, reputation, ability to interact with current directors, and availability for meetings and for general corporate input.

We have also established a corporate governance committee comprised of all the independent board members to review the Company’s operational procedures and corporate compliance matters.  This committee met once for the fiscal year ending June 30, 2011.  As part of its review, the Board considered whether or not there were any issues which could potentially undermine the independence of the Board.  It was noted that seven of eight directors were independent of management and that appropriate procedures were in place to prevent conflicts of interest.  The Board noted that three directors were also officers and/or directors of Seabridge Gold and that this fact could give rise to questions concerning the Company’s independence.  The Corporate Governance Committee therefore proposed, and the Board unanimously agreed, that the number of directors with fiduciary responsibilities to Seabridge Gold be reduced to two.  To give effect to this decision, Mr. Rudi Fronk offered not to seek re-election at the forthcoming Annual Meeting but to continue to assist management of  the Company when requested to do so.  The Board expressed thanks to Mr. Fronk for his service to the Company.

Code of Ethics

The Board has adopted a Code of Ethics that applies to all our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is currently available on our website at www.paramountgold.com.

EXECUTIVE OFFICERS AND DIRECTORS

Paramount’s executive officers and directors are:

Name	Age	Position	Held Since
Christopher Crupi	(42)	Director and Chief Executive Officer	2005
Dr. John Carden	(63)	Director	2006
Michel Yvan Stinglhamber	(78)	Director	2007
Robert Dinning	(72)	Director	2008
Rudi P. Fronk	(52)	Director	2009
Eliseo Gonzalez-Urien	(70)	Director	2009
Christopher Reynolds	(47)	Director	2009
Shawn Kennedy	(60)	Director	2010
Carlo A. Buffone	(41)	Chief Financial Officer	2010
Glen Van Treek	(42)	VP, Exploration	2011
Michael Clancy	(46)	Secretary	2007

COMPENSATION OF  OFFICERS AND DIRECTORS

Overview of Compensation Program

Our compensation philosophy is based on our belief that our compensation programs should: be aligned with stockholder's interests and business objectives; reward performance; and be externally competitive and internally equitable. In order to attract quality board members in a manner commensurate with our status as an exploratory stage mining company, with no revenues, our Compensation Committee, examined studies conducted by independent industry sources in both the United States and Canada as to the level of compensation received by officers and directors. Their primary focus was with respect to compensation paid to officers and directors of public mining companies in Canada and USA.

Our Compensation Committee studied the compensation level paid to officers and directors of more than a two dozen different resource companies. Overall compensation varied considerably. Companies paying their executive officers and directors on the high end include:

•	ECU Silver Mining Corp.

•	Victoria Gold Corp.

•	Sabina Silver Corporation

•	Silver Corp. Metals Inc.

•	Crystallex International

As a group, salaries and bonuses paid to the companies’ chief executive officers ranged from $305,000 to $500,000.  With respect to option grants to each company’s chief executive officer, the market value for options ranged from $160,000 to $920,000.   Compensation levels for other resource companies varied significantly in scope and range:

In establishing the compensation level paid to our officers and directors, the Compensation Committee attempted to achieve a balance between compensation paid to the officers and directors as compared to the compensation package offered our employees and consultants. Recognizing the need to preserve working capital for drilling operations, employees and consultants have been offered  cash and equity compensation packages which has permitted us to retain skilled personnel with little employee turnover.

In making compensation decisions, we seek to achieve three objectives:

•	Providing a total compensation package which is competitive and therefore, enables us to attract and retain, high-caliber executive personnel;

•	Integrating compensation programs with our short-term and long-term strategic plan and business objectives; and

•	Encouraging achievement of business objectives and enhancement of stockholder value by providing executive management long-term incentive through equity ownership.

Our Compensation Committee, determines compensation for our executive officers and directors. The Compensation Committee reviews recommendations submitted to the Committee as well as industry averages for similarly situated companies. The Committee reviews these recommendations and reports and makes recommendations.

Other Factors Considered in Establishing Compensation for Executive Officers

We are an exploratory stage mining company.  We will not be generating revenues from operations for a significant period of time.  As a result, the use of traditional performance standards, such as corporate profitability, is not believed to be appropriate in the evaluation of our performance or our individual executives. The compensation of our executive officers is based, in substantial part, on industry compensation practices, trends in the mining industry as   well as the achievement of our business and the individual executive officers' objectives. Such objectives are established and modified as necessary to reflect changes in market conditions and other factors. Individual performance is measured by reviewing whether these objectives have been achieved.

It is the responsibility of our Compensation Committee to make recommendations to our Board of Directors with respect to appropriate levels of compensation.

Annual Salary

We pay an annual salary to our employees and the executive officers as consideration for fulfillment of certain roles and responsibilities.

Determining Annual Salary

Increases to annual salary reflect a reward and recognition for successfully fulfilling the position's role and responsibilities, the incremental value of the experience, knowledge, expertise and skills the individual acquires and develops during employment with us and adjustments as appropriate based on external competitiveness and internal equity.

Equity-Based Compensation

We grant equity-based compensation to consultants, employees, including the executive officers, to attract, motivate, engage and retain highly qualified and highly sought-after employees. We grant stock options on a broad basis to encourage all employees to work with a long-term view. Stock options are inherently performance-based because they deliver value to the option holder only if the value of our stock increases. Thus, stock options are a potential reward for long-term value creation and serve as an incentive for employees who remain with us to contribute to the overall long-term success of the business.

Retirement Benefits

We currently do not offer any type of retirement savings plan for our executive officers, directors or employees.

Perquisites

None of our executive officers have perquisites in excess of $10,000 in annual value.

COMPENSATION OF PARAMOUNT OFFICERS

Employment Agreements

Christopher Crupi

Effective January 1, 2010, Paramount entered into an employment agreement with Christopher Crupi, its Chief Executive Officer.  The agreement provides the following:  (i) remuneration of a minimum annual base salary of $240,000; (ii) employee benefits comparable to those of other senior employees of Paramount; and (iii) performance bonuses and stock options on a periodic basis at the discretion of the Board of Directors.  The agreement also provides amounts to be paid upon termination of his employment, such amounts to depend on whether the termination was initiated by Paramount or by Mr. Crupi, whether the termination was for good reason or just cause or with or without the Company consent and whether the termination was due to his death or disability.  Good reason shall include, without limitation, the occurrence of the following: (a) a Control Change; (b) a change (other than those clearly consistent with a promotion) in position or duties, responsibilities, or title or office; and (c) a reduction in base salary.  In the case of termination for good reason, Mr. Crupi shall be entitled to an amount equal to the annual salary at the date of termination, an amount equal to the average annual bonus paid to Mr. Crupi in the previous two years and an amount equal to all outstanding and accrued vacation pay to the date of termination.  Effective January 1, 2011, the Board approved an increase to Mr. Crupi’s annual base salary from $240,000 to $300,000 (to be paid in Canadian Dollars)

Carlo Buffone

Effective January 1, 2011, Paramount entered into an employment agreement with Carlo Buffone, its Chief Financial Officer.  The agreement provides the following:  (i) remuneration of a minimum annual base salary of $135,000 (Canadian Dollars); (ii) employee benefits comparable to those of other senior employees of Paramount; and (iii) performance bonuses and stock options on a periodic basis at the discretion of the Board of Directors.  The agreement also provides amounts to be paid upon termination of his employment, such amounts to depend on whether the termination was initiated by Paramount or by Mr. Buffone, whether the termination was for good reason or just cause or with or without the Company consent and whether the termination was due to his death or disability.  Good reason shall include, without limitation, the occurrence of the following: (a) a Control Change; (b) a change (other than those clearly consistent with a promotion) in position or duties, responsibilities, or title or office; and (c) a reduction in base salary.  In the case of termination for good reason, Mr. Buffone shall be entitled to an amount equal to the annual salary at the date of termination, an amount equal to the average annual bonus paid to Mr. Buffone in the previous two years and an amount equal to all outstanding and accrued vacation pay to the date of termination.  Effective December 1, 2011, the Board has approved an increase in the annual base salary paid to Mr. Buffone from $135,000 to $175,000 (Canadian Dollars).

Glen Van Treek

Effective January 15, 2011, Paramount entered into an employment agreement with Glen Van Treek, its V.P. Exploration.    The agreement provides for a base salary of $180,000 and performance bonuses and stock options on a periodic basis at the discretion of the Board of Directors.  In addition, Paramount paid Mr. Van Treek a cash signing bonus in the amount of $60,000.  Effective December 1, 2011, the Board has approved the increase of Mr. Van Treek’s annual base salary from $180,000 to $200,000.

In cases where no formal agreements exist with the Company’s principal officers, our Compensation Committee meets annually to recommend a salary commensurate to their experience, service and contributions to the Company.  The Compensation Committee and the entire Board of Directors has not established any quantifiable criteria with respect to the level of either the stock grants or options. Rather, the Compensation Committee evaluates both cash, stock grants and stock options paid to similarly situated mining companies.

With respect to stock grants and options issued to the Company’s officers the Nominating Committee or Compensation Committee, as the case may be, considered an overall compensation package that included both cash and stock based compensation which would be in line with the Company’s overall operations and compensation levels paid to similarly situated mining companies.

All stock options were granted at the market on the date of grant. Under Generally Accepted Accounting Principles (“GAAP”) we were required to value these grants based on the date of grant. The dollar value of both the stock options and the stock awards are accounting entries and do not necessarily reflect actual compensation received by any of our officers.

SUMMARY COMPENSATION TABLE

The following table discloses compensation paid during the fiscal years ended June 30, 2011, 2010 and 2009  to (i) the Company's Chief Executive Officer, (ii) Chief Financial Officer  and (ii) individual(s) who were the only executive officers, other than the Chief Executive Officer or Chief Financial Officer, serving as executive officers at the end of fiscal year whose total salary and bonus exceeded $100,000 (the "Named Executive Officers"). No restricted stock awards, long-term incentive plan payouts or other types of compensation, other than the compensation identified in the chart below, were paid to these executive officers during these fiscal years.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
				(1)(2)	(1)(2)
Christopher Crupi	2011	272,498	118,896	−	−	−	−	−	391,394
Chief Executive Officer	2010	240,000	100,000	−	−	−	−	−	340,000
	2009	184,000	58,830	27,000	−	−	−	−	310,826
Carlo A. Buffone	2011	122,086	24,344	−	208,479	−	−	−	354,909
Chief Financial Officer	2010	37,864	−	−	3,582	−	−	−	41,447

Glen Van Treek	2011	75,000	60,000	−	313,305	−	−	−	448,305
V.P. Exploration

Michael Clancy	2011	−	−	−	−	−	−	−	-0-
Secretary	2010	−	−	−	−	−	−	−	-0-
	2009	−	−	59,000	−	−	−	−	59,000

(1)
The amounts in these columns reflect the dollar amount recognized for financial statement reporting purposes  for the fiscal years indicated in accordance with FASB ASC 718. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

(2)
Reflects the dollar value of all stock awards and stock options which we have disclosed in our financial statements.  Our audited financial statements have been filed with the Commission and included in our Annual Report for the years ended June 30, 2011, 2010 and 2009.

Outstanding Equity Awards at Year End

The following table provides information regarding stock options held by our executive officers. As of June 30, 2011 each of our officers holds the following options:

	Option Awards
Name	Grant Date	No. of Securities Underlying Options		Expiration Date	Exercise Price
Carlo A. Buffone	05/14/10	75,000	(1)	05/13/13	$1.82
	12/20/10	85,000	(2)	12/19/14	$2.74
Michael Clancy	08/23/07	75,000	(3)	8/22/12	$0.65
Glen Van Treek	12/20/10	200,000	(2)	12/19/15	$2.74

(1)
Stock option award vest and becomes exercisable when the Company’s share price meets the following conditions: 1/3rd upon ten day closing trading values of $2.00, 1/3rd upon ten day closing trading values of $2.50 and 1/3rd upon ten day closing trading values of $3.00. (The ten days do not have to be consecutive ten day period). All the conditions have been met and the options are vested and exercisable;

(2)
Stock option award vest and becomes exercisable when the Company’s share price meets the following conditions: 1/3rd upon ten day closing trading values of $3.25, 1/3rd upon ten day closing trading values of $3.75 and 1/3rd upon ten day closing trading values of $4.25. (The ten days do not have to be consecutive ten day period). Two of the above conditions have been met and therefore 2/3rd of the options are vested and exercisable;

(3)	These awards are fully vested and exercisable.

DIRECTOR COMPENSATION

The general policy of our Board is that compensation for independent directors should be a mix of cash and equity-based compensation.  For the fiscal year ended June 30, 2011, the Compensation Committee evaluated the appropriate level and form of compensation for independent directors.  The Compensation Committee will make such compensations evaluations and recommendations annually.  The Board reviews the Committee’s recommendations and then determines the amount of director compensation.

During the first half of the fiscal year ended June 30, 2011, independent directors were entitled to receive cash compensation of $6,000 per quarter.   During the second half of the fiscal year ended June 30, 2011, independent directors were entitled to receive cash compensation of $7,500 per quarter.  An additional fee of $20,000 and $10,000 were paid to the Chairman of the Board and Chairman of the Audit Committee respectively.

The following table discloses compensation paid to our directors during the last fiscal year.

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED JUNE 30, 2011

	Fees paid or earned in cash	Stock awards	Option awards	Total
Name	($)	($)	($)	($)
(1)		(2)(3)	(2)(3)
John Carden	27,000		20,510	47,510
Michel Yvan Stinglhamber	27,000		20,510	47,510
Rudi Fronk	27,000			27,000
Eliseo Gonzalez-Urien	27,000		70,741	97,741
Christopher Reynolds	37,000		237,243	274,243
Robert Dinning	47,000		41,032	88,032
Shawn Kennedy	23,000			23,000
———————
(1)	Compensation for Mr. Crupi is included in the Summary Compensation Table.

(2)
The amounts in these columns reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years indicated in accordance with FASB ASC 718 for stock awarded to our directors in 2011 and prior years. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named directors.

(3)
Reflects the dollar value of all stock awards and stock options which we have disclosed in our financial statements. Our audited financial statements have been filed with the SEC and included in our Annual Report for the years ended June 30, 2011, 2010 and 2009.

Outstanding Equity Awards at Year End

The following table provides information regarding stock options held by our directors.  As of June 30, 2011 the following directors have been granted the following options:

	Option Awards
Name	Grant Date	No. of Securities Underlying Options		Expiration Date	Exercise Price
Michel Stinglhamber	08/23/07	35,000	(1)	08/22/12	$0.65
	03/03/09	20,000	(1)	03/03/13	$0.65
	12/20/10	25,000	(2)	12/19/14	$2.74
John Carden	03/03/09	20,000	(1)	03/03/13	$0.65
	08/23/07	180,000	(1)	08/22/12	$0.65
	12/20/10	25,000	(2)	12/19/14	$2.74
Robert Dinning	03/03/09	110,000	(1)	03/03/13	$0.65
	03/02/08	50,000	(1)	03/01/13	$0.65
	12/20/10	50,000	(2)	12/19/14	$2.74
Eliseo Gonzalez-Urien	05/15/09	160,000	(1)	05/14/13	$1.46
	12/20/10	25,000	(2)	12/19/14	$2.74
Chris Reynolds	12/20/10	160,000	(2)	12/19/14	$2.74
Shawn Kennedy	08/23/10	112,500	(1)	03/23/12	$2.94
	08/23/10	12,500	(1)	01/27/13	$1.43

(1)	Options are fully vested and exercisable;

(2)
Stock option award vest and becomes exercisable when the Company’s share price meets the following conditions: 1/3rd upon ten day closing trading values of $3.25, 1/3rd upon ten day closing trading values of $3.75 and 1/3rd upon ten day closing trading values of $4.25. (The ten days do not have to be consecutive ten day period). Two of the above conditions have been met and therefore 2/3rd of the options are vested and exercisable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of  October 3, 2011 on which date there were 136,787,012  shares outstanding, inclusive of any shares which could be exercised pursuant to any options or warrants owned by the named individual, by (i) each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the SEC and certain other information, (ii) each of our “named executive officers” and directors, and (iii) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities, which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

Except as otherwise indicated in the notes to the following table, we believe that all shares are beneficially owned, and investment and voting power is held by the persons named as owners:

Name	No. of Shares of Common Stock and Options (11)	No. of Options/Warrants	Percent of Class
Christopher Crupi(1)	3,719,766	-	2.5%
Rudi Fronk (2)	1,025,000	-	*
Fronk Family Foundation (12)	100,000	-	*
Christopher Reynolds (3)	170,000	160,000	*
Michel Yvan Stinglhamber(4)	274,010	80,000	*
FCMI Financial Corp.(2)(5)	24,428,502	7,700,000	16.7%
John Carden(6)	370,000	225,000	*
Eliseo Gonzalez-Urien(7)	185,000	125,620	*
Michael Clancy(8)	175,000	75,000	*
Carlo Buffone(9)	160,000	160,000	*
Glen Van Treek (15)	200,000	200,000	*
Robert Dinning(10)	300,000	210,000	*
Shawn Kennedy (14)	636,246	125,000	*
All officers and directors as a group (11 persons)	7,315,022		4.99%
* Less than 1%

(1)	The business address for Mr. Crupi is c/o Paramount Gold and Silver Corp., Suite 110, 346 Waverley Street, Ottawa, Canada K2P 0W5.

(2)	Mr. Fronk’s business address is c/o Seabridge Gold Inc., 106 Front Street East, 4th Floor, Toronto, Ontario Canada M5A 1E1.

(3)	The mailing address for Christopher Reynolds is 106 Front Street East, 4th Floor, Toronto, Ontario, Canada, M5A 1E1.

(4)	The mailing address for Michel Yvan Stinglhamber is Fraccionamiento La Piedra, “Malecon por El Moro” Privada Pelicano 2, La Paz-”Baja California Sur” C.P. 23010 Mexico.

(5)	The mailing address for FCMI Financial Corp. is Suite 250, BCE Place, 181 Bay Street, Toronto, Ontario, Canada M3J 2T2.

(6)	The mailing address for John Carden is 500 N. Holiday Hills, Liberty Lake, WA 99019.

(7)	The mailing address for Eliseo Gonzalez-Urien is 10911 Corp Ranch Road, Ashland , Oregon 97520.

(8)	The business address for Michael Clancy is 160 Elgin Street, Ottawa, Ontario, Canada K1P 1C3

(9)	The mailing address for Carlo Buffone is 346 Waverley Street, Ottawa, Ontario, Canada, K2P 0W5.

(10)	The mailing address for Robert Dinning is #12-1900 Indian River Creek, North Vancouver, British Columbia Canada V7G 2R1

(11)
Under Exchange Act Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on October 3, 2011.

(12)	Mr. Fronk is a beneficiary and has shared voting power with his spouse in the Foundation

(13)	Based on the number of currently issued and outstanding shares of common stock and warrants owned by the shareholder as a fraction of the total number of issued and outstanding shares of common stock.

(14) The mailing address for Shawn Kennedy is 895 Glover Road, Smithers, BC, Canada, V0J 2N6.

(15)	The mailing address for Glen Van Treek is Virginia 7556 Vitacura, Santiago F3, Chile, 760340

The following table is a summary of our equity compensation plans as of June 30, 2011:

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	2,160,120	$1.74	692,586
Equity compensation plans not approved by security holders (1)	0	0	181,736
Total	2,160,120	$1.74	874,322

(1)	Represents our 2006/07 Stock Incentive and Compensation Plan the terms and conditions of which are similar in all material respects to our 2008/09 Stock Incentive and Compensation Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related party transactions, including the Sarbanes-Oxley Act of 2002.  A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Our Audit Committee has been charged with responsibility for approving all related party transactions as part of the Audit Committee’s overall responsibilities as set forth in its charter. In considering related party transactions, the Audit Committee takes into account the relevant available facts and circumstances.  In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval.

During the year ended June 30, 2011, independent directors received cash payments for their services as directors or members of committees of the Company’s Board in the amount of $215,000 (2010 -$144,758, 2009 -$289,756).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us that no other reports were required during the year ended June 30, 2011, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis.

COMPARATIVE MARKET PRICES AND DIVIDENDS

Paramount’s common stock began trading on the American Stock Exchange (now known as the NYSE Amex Equities) on August 1, 2007 under the symbol “PZG.” Paramount’s common stock also trades on the TSX under the same symbol and on the Deutsche Börse under the symbol “P6G.” There is a limited market for our common stock. Prior to trading on the NYSE Amex, Paramount’s common stock traded on the Over-the-Counter Bulletin Board.

Until August 26, 2005, there was no posted bid or ask price for our common stock when we began to trade on the Over-the-Counter Bulletin Board. The following table sets forth the high and low prices for our common stock for the periods indicated:

	High	Low
Year Ending June 30, 2012
First Quarter (ended September 30, 2011)	$2.99	$2.17
Year Ending June 30, 2011
First Quarter	$1.59	$1.19
Second Quarter	$3.99	$1.61
Third Quarter	$4.42	$3.09
Fourth Quarter	$4.01	$2.67
Year Ending June 30, 2010
First Quarter	$1.55	$1.17
Second Quarter	$1.50	$1.12
Third Quarter	$1.81	$1.40
Fourth Quarter	$1.93	$1.26
Year Ended June 30, 2009
First Quarter	$1.75	$0.64
Second Quarter	$0.64	$0.26
Third Quarter	$0.88	$0.36
Fourth Quarter	$1.88	$0.70
Year Ended June 30, 2008
First Quarter	$3.00	$2.13
Second Quarter	$2.57	$1.70
Third Quarter	$2.56	$1.81
Fourth Quarter	$1.99	$1.38
Year Ended June 30, 2007
First Quarter	$3.20	$1.80
Second Quarter	$2.57	$1.95
Third Quarter	$3.04	$2.07
Fourth Quarter	$3.04	$2.13

The reported bid quotations reflect inter-dealer prices without retail markup, markdown or commissions, and may not necessarily represent actual transactions.

On October 13, 2011, the last trading day for which information was available prior to the date of this proxy statement, the high and low sale prices for Paramount common stock as reported on the NYSE Amex were $2.54 and $2.40 per share, respectively, and the closing sale price on that date was $2.48. Paramount’s stockholders should obtain a current market quotation for Paramount common stock before making any decision with respect to the Proposals. On October 3, 2011, there were approximately 130 shareholders of record of Paramount common stock and 25,756 beneficial holders in street name.

Holders of Paramount common stock are entitled to receive such dividends as our Board of Directors may declare from time to time from any surplus that we may have. We have not paid dividends on our common stock since the date of our incorporation and we do not anticipate paying any common stock dividends in the foreseeable future. We anticipate that any earnings will be retained for development and expansion of our businesses and we do not anticipate paying any cash dividends in the foreseeable future. Future dividend policy will depend upon our earnings, financial condition, contractual restrictions and other factors considered relevant by our Board and will be subject to limitations imposed under Delaware law.

FUTURE STOCKHOLDER PROPOSALS

Stockholder Recommendations

While there are no formal procedures for stockholders to submit director recommendations, the Nominating Committee will consider candidates recommended by stockholders in writing. Such written submissions should include the name, address and telephone number of the recommended candidate, along with a brief statement of the candidate’s qualifications to serve as a director. All such stockholder recommendations must signed by the stockholder recommending the director candidate for consideration, must be submitted to the attention of Mr. Stinglhamber, chairman of the Nominating Committee, 665 Anderson Street, Winnemucca, Nevada, 89445.

Stockholders may recommend candidates at any time, but to be considered by the Nominating Committee for the annual election of directors, the recommendation must be received no later than 120 days before the first anniversary of the date of mailing this proxy statement for the 2011 Meeting.  Any candidates recommended by a stockholder will be reviewed and considered in the same manner as all other director candidates considered by the Nominating Committee.  In considering director candidates recommended by stockholders, the Nominating Committee will also take into account such factors as it considers relevant, including the length of time that the submitting stockholder has been a stockholder of Paramount and the aggregate amount of the submitting stockholder’s investment in Paramount.  Paramount has never received any recommendations for director candidates from stockholders.

Stockholder Nominations

A stockholder desiring to submit a proposal to nominate a director at the 2012 annual meeting should submit such proposal to the attention of Paramount’s Secretary, 665 Anderson Street, Winnemucca, Nevada, 89445 no later than 120 days before the first anniversary of the date of mailing this proxy statement for the 2011 Meeting. However, under the regulations of the SEC, if the date of the 2012 annual meeting were to change by more than 30 days from the date of the 2011 Meeting, any such proposal must be received by Paramount a reasonable time before printing and mailing its proxy materials in order for the proposals to be considered for inclusion in the 2012 Proxy Statement.  In either event, the proxy solicited by Paramount’s Board for the 2012 annual meeting will confer discretionary authority to vote on any stockholder proposal presented at the meeting if Paramount has not received written notice of such proposal by the deadline.

DIRECTIONS TO THE MEETING

The Annual Meeting of Shareholders will be held at the Sheraton Fort Lauderdale Beach Resort located at 1140 Seabreeze Blvd., Fort Lauderdale, FL 33316.  Directions to the Meeting:

From Fort Lauderdale/Hollywood International Airport

Take U.S. Highway 1 North 2 miles to Route A1A / S.E. 17th Street Causeway and turn right. Continue for 2 miles to the hotel located on the right side.

From Miami (South)

Take Interstate 95 North to Interstate 595 East. Exit at U.S. 1 North. Proceed to S.E. 17th Street Causeway/A1A and turn right. The hotel is approximately two miles on the right side.

From North

Take Interstate 95 South to Sunrise Boulevard. Exit east and continue for 4.5 miles to Route A1A (at ocean). Turn right and continue for 2 miles. The hotel will be on the left side.

From West

Take Interstate 95 to Route 595 East (Exit 26B). Exit U.S. Highway 1 north (Exit 12C).  Continue north on U.S 1 for 1.5 miles to S.E. 17th Street (A1A). Turn right on S.E. 17th Street and proceed for 2 miles. The hotel will be on the right side.

Attendance at the 2011 Annual Meeting of Shareholders is limited to shareholders.  Admission to the meeting will be on a first-come, first served basis.

PARAMOUNT GOLD AND SILVER CORP .
2011/2012 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN

ARTICLE I
PURPOSE

The purpose of this Paramount Gold and Silver Corp. 2011/2012 Stock Incentive and Compensation Plan (the “Plan”) is to enhance the profitability and value of Paramount Gold and Silver Corp. (the “Company”) for the benefit of its stockholders by enabling the Company (i) to offer employees and consultants of the Company and its Affiliates stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between employees or consultants and the Company's stockholders and (ii) to offer equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

ARTICLE II
DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 “Affiliate” shall mean, other than the Company, each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

2.2 “Award” shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.3 “Black-out Period” means any black-out period self-imposed by the Company that restricts the purchase and sale of the Company’s securities by designated persons for a period of time; for greater certainty a “Black-out Period” includes any quarterly or special black-out period self-imposed by the Company but excludes any cease trade order imposed against the Company or an Insider.

2.4 “Board” shall mean the Board of Directors of the Company.

2.5 “Cause” shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions “cause” on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, Cause shall mean an act or failure to act that constitutes “cause” for removal of a director under applicable state corporate law.

2.6”Change in Control” shall have the meaning set forth in Article XI.

2.7 “Code” shall mean the Internal Revenue Code as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury regulation thereunder.

2.8 “Committee” shall mean a committee of the Board that may be appointed from time to time by the Board. To the extent determined appropriate by the Board, or to the extent required under Rule 16b-3 and Section 162(m) of the Code, such committee shall consist of one or more non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. Notwithstanding the foregoing, with respect to the application of the Plan to non-employee directors, Committee shall mean the Board.

2.9 “Common Stock” shall mean the Company's common stock, $0.001 par value per share, of the Company.

2.10 “Company” shall mean Paramount Gold and Silver Corp., a Delaware corporation.

2.11 “Consultant” shall mean any advisor or consultant to the Company or an Affiliate who is eligible pursuant to Article V to be granted Awards under this Plan.

2.12 “Disability” shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

2.13 “Eligible Employees” shall mean the employees or Consultants of the Company and its Affiliates who are eligible pursuant to Article V to be granted Awards under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employees shall mean the employees of the Company, its directors, whether employee directors or non employee directors, its Subsidiaries and its Parents who are eligible pursuant to Article V to be granted Stock Options under the Plan.

2.14 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.15 “Fair Market Value” for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any given date: (i) if the Common Stock is listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the closing price of the Common Stock on the trading market for the Common Stock, as selected by the Committee, on the trading date preceding the given date, as reported by the exchange or Nasdaq, as the case may be, (ii) if the Common Stock is not listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith, based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted or, in the case of a Stock Appreciation Right, the date a notice of exercise is received by the Committee or, if the sale of Common Stock shall not have been reported or quoted on such date, the first day prior thereto on which the sale of Common Stock was reported or quoted. If the Fair Market Value is determined by a closing price on a foreign stock exchange that reports in a currency other than US dollars, the Fair Market Value shall be converted into US dollars at the most recently published applicable noon exchange rate of the Federal Reserve Bank of New York at the time of the conversion.

2.16 “Good Reason” with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “Good Reason” (or words of like import)), or where “Good Reason” is not otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to “good reason,” as the Committee, in its sole discretion, decides to treat as a Good Reason termination, or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “good reason” (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions “good reason” on occurrence of a change in control, such definition of “good reason” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

2.17 “Incentive Stock Option” shall mean any Stock Option awarded under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.18 “Insider” means an insider, as such term is defined in The Toronto Stock Exchange Company Manual, as amended, of the Company.

2.19 “Limited Stock Appreciation Right” shall mean an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 8.5 of this Plan.

2.20 “Non-Qualified Stock Option” shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.21 “Non-Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

2.22 “Parent” shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.23 “Participant” shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees of, and Consultants to, the Company and its Affiliates and non-employee directors of the Company; provided, however, that non-employee directors shall be Participants for purposes of the Plan solely with respect to Awards pursuant to Article IX.

2.24 “Restricted Stock” shall mean an award of shares of Common Stock under the Plan that is subject to restrictions under Article VII.

2.25 “Restriction Period” shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

2.26 “Retirement” with respect to a Participant's Termination of Employment or Termination of Consultancy, shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company by a Participant who has attained (i) at least age eighty (80). With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age eighty (80).

2.27 “Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.28 “Section 162(m) of the Code” shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.29 “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VIII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a Stock Option.

2.30 “Stock Option” or “Option” shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI.

2.31 “Subsidiary” shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

2.32 “Ten Percent Stockholder” shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries and/or its Parents in the manner provided under Section 422 of the Code.

2.33 “Termination of Consultancy” shall mean, with respect to an individual, that the individual is no longer acting as a Consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.

2.34 “Termination of Directorship” shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company.

2.35 “Termination of Employment,” except as provided in the next sentence, shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. The Committee may otherwise define Termination of Employment in the Option grant or, if no rights of the Participant are reduced, may otherwise define Termination of Employment thereafter, including, but not limited to, defining Termination of Employment with regard to entities controlling, under common control with or controlled by the Company rather than just the Company and its Affiliates and/or entities that provide substantial services to the Company or its Affiliates to which the Participant has transferred directly from the Company or its Affiliates at the request of the Company.

2.36 “Transfer” or “Transferred” shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

ARTICLE III
ADMINISTRATION

3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee or if no Committee, by the Board of Directors.

3.2 AWARDS. The Committee shall have full authority to:

(a) to select the Eligible Employees and Consultants to whom Stock Options, Stock Appreciation Rights, Restricted Stock or Registered Stock may from time to time be granted hereunder;

(b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Restricted Stock, Registered Stock or any combination thereof are to be granted hereunder to one or more Eligible Employees or Consultants;

(c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) Intentionally Deleted.

(f) Intentionally Deleted.

(g) to modify, extend or renew a Stock Option, subject to Article XII hereof, provided, however, that if a Stock Option is modified, extended or renewed and thereby deemed to be the issuance of a new Stock Option under the Code or the applicable accounting rules, the exercise price of such Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;

(i) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

(j) Intentionally Deleted.

(k) to grant Awards under the Plan as a conversion from, and replacement of, comparable stock options, stock appreciation rights or restricted stock held by employees of another entity who become Eligible Employees of, or Consultants to, the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that replacement Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, including, without limitation that Non-Qualified Stock Options shall be granted in lieu of Incentive Stock Options.

3.3 GUIDELINES. Subject to the terms and conditions of the Plan, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the taxes of countries other than the United States to comply with applicable tax and securities laws. If ,or to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it.

3.5 RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6 PROCEDURES. If the Committee is appointed, the Board may designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7 DESIGNATION OF CONSULTANTS--LIABILITY.(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan.

To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV
SHARE AND OTHER LIMITATIONS

4.1 SHARES.(a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which other Awards may be granted shall not exceed 4,000,000 (four million) shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company.

If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. In determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for the exercise price or for withholding taxes, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for full or partial payment for the exercise price or for withholding taxes, the number of shares of Common Stock delivered, exchanged or reduced shall again be available for purposes of Awards under this Plan.

In the event Awards are granted to employees or Consultants pursuant to Section 3.2(l), the aggregate number of shares of Common Stock available under the Plan for Awards other than Incentive Stock Options shall be increased by the number of shares of Common Stock which may be issued or used for reference with respect to those Awards granted pursuant to Section 3.2(l). The maximum number of shares of Common Stock which may be issued under this Plan with respect to Incentive Stock Options shall not be increased (subject to any increase or decrease pursuant to Section 4.2).

Notwithstanding anything else contained herein to the contrary, the Committee shall be prohibited from granting any Award if the aggregate number of shares of Common Stock (i) issued to Insiders of the Company within any one year period, or (ii) issuable to Insiders at any time, under this Plan and any other security based compensation arrangement of the Company, could exceed 10% of the Company’s shares of Common Stock issued and outstanding, on a non-diluted basis, at the time of the grant of the Award.

4.2 CHANGES.(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

(c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (all of the foregoing being referred to as “Acquisition Events”), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

(e) If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

ARTICLE V
ELIGIBILITY

5.1 All employees, directors, and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Registered Stock, subject to any filing requirements, under this Plan. All employees of the Company, its Subsidiaries and its Parents are eligible to be granted Incentive Stock Options under the Plan. Eligibility under this Plan shall be determined by the Committee.

ARTICLE VI
STOCK OPTION GRANTS

6.1 OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

6.2 GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) or to any Consultant shall be a Non-Qualified Stock Option.

6.3 TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions, shall be subject to Section 3.2 hereof and the other provisions of this Plan, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a) OPTION PRICE. The option price per share of Common Stock purchasable under either an Incentive Stock Option or Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

(b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted. If any Stock Options are set to expire during any Black-out Period which would prohibit the option holder from exercising the Stock Option during that Black-out Period, then in that event the option term shall be extended for an additional ten (10) business days beyond the end of any Black-out Period to permit the option holder to exercise the Stock Option (the “Black-out Expiration Term”). The Black-out Expiration Term is fixed and shall not be subject to the discretion of the Board of Directors or the Committee.

(c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. At or after grant, payment in full or in part may be made at the election of the optionee as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a “cashless exercise” procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, (iii) in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or (iv) in the form of Restricted Stock; provided, however, that in each case, such payment is equivalent to on the Fair Market Value of the Common Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until full payment, (and if payment is by installments all payments have been received), as provided herein, therefor has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefor.

(e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or Parent exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or Parent at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not a Non-Qualified Stock Option.

Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(f) BUY OUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

(g) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised.

(h) DEFERRED DELIVERY OF COMMON SHARES. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

6.4 TERMINATION OF EMPLOYMENT. The following rules apply with regard to Options upon the Termination of Employment or Termination of Consultancy of a Participant:

(a) TERMINATION BY REASON OF DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

(b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

(d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

ARTICLE VII
STOCK AWARDS

7.1 STOCK AWARDS. Shares of Restricted Stock or Registered Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock or Registered Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

7.2 AWARDS AND CERTIFICATES. The prospective Participant selected to receive a Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the applicable agreement evidencing the Award (the “Stock Award Agreement”) to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee.

(b) ACCEPTANCE. Stock Awards must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) LEGEND. If the Company should issue to a Plan Participant restricted shares of common stock, the Company may place an appropriate restrictive legend on the Shares so issued.

(d) CUSTODY. The Committee may require that any stock certificates evidencing restricted shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

7.3 RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article X and the following restrictions and conditions:

(a) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the “Restriction Period”) commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

(b) RIGHTS AS STOCKHOLDER. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

(c) LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

(d) TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR RESTRICTED STOCK. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

ARTICLE VIII
STOCK APPRECIATION RIGHTS

8.1 TANDEM STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

8.2 TERMS AND CONDITIONS OF TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following: (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VIII.

(c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. If the Committee elects to pay such amount to a Participant in Common Stock, such Common Stock shall be valued at Fair Market Value on the day of exercise of the Tandem Stock Appreciation Right.

(e) DEEMED EXERCISE OF REFERENCE STOCK OPTION. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

8.3 NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

8.4 TERMS AND CONDITIONS OF NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

(a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

(b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant. If the Committee elects to pay such amount to a Participant in Common Stock, such Common Stock shall be valued at Fair Market Value as the day of exercise of the Non-Tandem Stock Appreciation Right.

8.5 LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon a Change in Control (to the extent provided in an Award agreement granting such Limited Stock Appreciation Rights) or the occurrence of such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

8.6 TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to Stock Appreciation Rights upon the Termination of Employment or Termination of Consultancy of a Participant:

(a) TERMINATION BY DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

(b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

(c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such right, whichever period is the shorter; provided, however, that, if the Participant dies within such one (1) year period, any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or if no rights of the Participant are reduced, thereafter) from the date of such death or until the expiration of the stated term of such right, whichever period is the shorter.

(d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination or until the expiration of the stated term of such right, whichever period is shorter.

(e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Appreciation Right held by such Participant, unless greater or lesser exercise rights are provided by the Committee at the time of grant or, if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Appreciation Right.

(f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Appreciation Right held by such Participant shall thereupon terminate or expire as of the date of termination, provided, that (unless the Committee determines a different period upon grant, or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination as provided in subsection (e) above, within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Appreciation Right held by the Participant at the time of the occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

ARTICLE IX
INTENTIONALLY DELETED

ARTICLE X
NON-TRANSFERABILITY

Except as provided in the last sentence of this Article X, no Stock Option or Stock Appreciation Right granted to an Employee or Consultant shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights granted to an Employee or Consultant shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. All Stock Options granted to non-employee directors shall be Transferable solely to such non-employee director's principal employer (other than the Company or an Affiliate) at the time of grant if the terms of such non-employee director's employment so require. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Article X is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

ARTICLE XI
CHANGE IN CONTROL PROVISIONS

11.1 BENEFITS. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, each Participant shall have the following benefits: (a) Unless otherwise provided in the applicable award agreement, all outstanding Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 11.1, “Change in Control Price” shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

(b) Unless otherwise provided in the applicable award agreement, the restrictions to which any shares of Restricted Stock of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

(c) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award upon a Termination of Employment during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the “Pre-Change in Control Period” shall mean the one hundred eighty (180) day period prior to a Change in Control.

11.2 CHANGE IN CONTROL. A “Change in Control” shall be deemed to have occurred:

(a) upon any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

(c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than forty percent (40%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

(d) upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

ARTICLE XII
TERMINATION OR AMENDMENT OF THE PLAN

12.1 TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise, without stockholder approval. By way of example and without limiting the generality of the foregoing, the Board of Directors reserves the right, without stockholder approval, to (i) make amendments of a clerical nature that clarify language or understanding of the terms of the Plan, (ii) amend the vesting provisions of a Stock Option or the Plan, (iii) amend the provisions with respect to termination or death of a Participant, including but not limited to the length of time to exercise a Stock Option upon termination or death, (iv) add a deferred or restricted share unit or any other provision which results in Participants receiving Common Stock while no cash consideration is received by the Company; (v) change the method of calculating a minimum exercise price per Common Stock for Stock Options under Section 6.3 of the Plan; and (vi) adjust accordingly the number of Common Stock available under the Plan, the Common Stock subject to any Award and the exercise price of the Common Stock subject to Stock Options as a result of the events described in Section 4.2(b) of the Plan. (c)Without limiting the generality of the foregoing, the Board of Directors reserves the right, without stockholder approval, to (i) make amendments of a clerical nature that clarify language or understanding of the terms of the Plan, (ii) amend the vesting provisions of a Stock Option or the Plan, (iii) amend the provisions with respect to termination or death of a Participant, including but not limited to the length of time to exercise a Stock Option upon termination or death, (iv) add a deferred or restricted share unit or any other provision which results in Participants receiving Common Stock while no cash consideration is received by the Company; (v) change the method of calculating a minimum exercise price per Common Stock for Stock Options under Section 6.3 of the Plan; and (vi) adjust accordingly the number of Common Stock available under the Plan, the Common Stock subject to any Award and the exercise price of the Common Stock subject to Stock Options as a result of the events described in Section 4.2(b) of the Plan. Notwithstanding the foregoing:

(a) unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant; and

(b) stockholder approval shall be required, only if and to the extent required by the rules of a stock exchange on which the Company’s Common Stock is listed for trading, the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, for an amendment which would (i) except as permitted in Section 4.1(a), increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) change the classification of employees, Consultants, directors and non-employee directors eligible to receive Awards under this Plan; (iii) decrease the minimum option price of any Stock Option; (iv) extend the maximum option period under Section 6.3; (v) change any rights under the Plan with regard to non-employee directors; or (vi) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code, any applicable state law, or, with regard to Incentive Stock Options, Section 422 of the Code.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

ARTICLE XIII
UNFUNDED PLAN

This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE XIV
GENERAL PROVISIONS

14.1 LEGEND. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.3 NO RIGHT TO EMPLOYMENT/DIRECTORSHIP. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

14.4 WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company. The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.5 LISTING AND OTHER CONDITIONS.

(a) Intentionally Deleted.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

14.6 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the state of incorporation of the Company (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

14.7 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, the Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code; however, noncompliance with Rule 16b-3 or Section 162(m) of the Code shall have no impact on the effectiveness of a Stock Option granted under the Plan.

14.8 OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.9 COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

14.10 NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.11 DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.12 SECTION 16(b) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

14.13 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

14.14 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XV
TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XVI
NAME OF PLAN

This Plan shall be known as the PARAMOUNT GOLD AND SILVER CORP. 2011/2012 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN.

This Plan was duly approved by the Company’s Board of Directors on October 12, 2011.

By Order of the Board of Directors:

/s/ Christopher Crupi

Chief Executive Officer/Director

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.
PARAMOUNT GOLD & SILVER CORP. 665 ANDERSON STREET WINNEMUCCA, NV 89445
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information  up until 11:59 PM Eastern Time the day before the cut-off date or meeting  date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent  to receiving all future proxy statements, proxy cards and  annual  reports  electronically via e-mail or the  Internet.  To  sign up  for and, when prompted,  indicate that you agree to receive or access proxy materials electronically in future  years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone   telephone   to  transmit  your voting  instructions  up  until 11:59 PM Eastern Time the day before the cut-off date or meeting  date.  Have your proxy card in hand  when  you call and then  follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid  envelope we have provided or return  it to Vote Processing, c/o Broadridge, 51 Mercedes  Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M38657-P17085	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PARAMOUNT GOLD & SILVERCORP.

The Board of Directors recommends you vote FORthe following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individua nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	0	0	0	______________________

Nominees:

01) Christopher Crupi
02) Michael Yvan Stinglhamber
03) John Carden
04) Robert Dinning
05) Christopher Reynolds
06) Eliseo Gonzalez-Urien
07) Shawn Kennedy

The Board of Directors recommends you vote FORthe following proposals:

	For	Against	Abstain
2. Vote on ratification of MNP LLP as our independent registered public accountants.	0	0	0
3. Ratification of the 2011/2012 Stock Incentive and Equity Compensation Plan.	0	0	0
4. To approve, by non-binding vote, executive compensation.	0	0	0

5. To recommend, by non-binding vote, the frequency of executive compensation votes	0	0	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGNWITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at http://paramountgold.com/pzg.

M38658-P17085

COMMON STOCK
PARAMOUNT GOLD AND SILVER CORP.
665 ANDERSON STREET WINNEMUCCA, NEVADA, USA, 89445
ANNUAL MEETING OF STOCKHOLDERS: DECEMBER 2, 2011

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, hereby appoints    and    or either of them acting separately, as attorney-in-fact and proxies with full power of substitution  to vote, as designated  on the reverse side, all shares of Common Stock of Paramount Gold and Silver Corp. which the undersigned  may be entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, EST on December 2, 2011,  at The Sheraton  Fort Lauderdale Beach Resort 1140  Seabreeze  Blvd., Fort Lauderdale, FL 33316,  and any adjournment  or postponement   thereof,  upon all matters which may properly come before said Annual Meeting.
(If no name is identified above, it shall be conclusively presumed that Christopher Crupi and Robert Dinning, or either of them, acting separately has been designated  attorney  in fact.)

This proxy shall be voted in accordance with the instructions marked on the reverse side hereof. If no choice is made, the above appointed proxies have the discretionary authority with respect to the election of directors and Proposals and any other matter that may properly come before the Annual Meeting. The above appointed proxies will exercise discretionary authority to vote "FOR" the nominees for election as directors, "FOR" Proposals 2, 3 and 4 and "ONE YEAR" on Proposal 5.

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

PARAMOUNT GOLD & SILVER CORP.	Meeting Information Meeting Type: Annual For holders as of: October 3, 2011 Date: December 2, 2011 Time: 11:00 AM EST
	Location:	The Sheraton Fort Lauderdale Beach Resort 1140 Seabreeze Blvd. Fort Lauderdale, FL 33316

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow [?] XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

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— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow [?] XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote
FOR the following:

1.	Election of Directors

Nominees:

01) Christopher Crupi	05) Christopher Reynolds
02) Michael Yvan Stinglhamber	06) Eliseo Gonzalez-Urien
03) John Carden	07) Shawn Kennedy
04)  Robert Dinning

The Board of Directors recommends you vote FOR the following  proposals:

2.	Vote on ratification of MNP LLP as our independent registered public accountants.

3.	Ratification of the 2011/2012 Stock Incentive and Equity Compensation Plan.

4.	To approve, by non-binding vote, executive compensation.

The Board of Directors recommends you vote 1 year on the following proposal:

5.	To recommend, by non-binding vote, the frequency of executive compensation votes.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Items